Exhibit 99.1


NEWS RELEASE
COMPUWARE CORPORATION
-------------------------------------------------------------
Corporate Headquarters                                        COMPUWARE  [LOGO]
One Campus Martius o Detroit, MICHIGAN 48226
313-227-7300

For Immediate Release

October 26, 2006


           Compuware Announces Fiscal Year 2007 Second Quarter Results


   Compuware Earns Seven Cents Per Share in Q2; Sales of Distributed Products
                      Increase 10.5 Percent Year-over-year

DETROIT--October 26, 2006--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its second quarter, which ended September 30, 2006. The company's final results for the quarter are in-line with its preliminary financial results announced on October 12, 2006.

Second Quarter Fiscal 2007 Results

Compuware reports second quarter revenues of $288.5 million and second quarter net income of $24.8 million. Compuware earned seven cents per share (diluted computation) in the quarter, compared to six cents in Q2 of fiscal 2006, based upon 364.5 million and 391.2 million shares outstanding, respectively. During the company's second quarter, software license fees were $56.7 million, professional services fees were $116.7 million, and maintenance fees were $115.1 million.

Second Quarter Fiscal Year 2007 Highlights

During the second quarter, Compuware:

o Announced that the company's Board of Directors authorized the repurchase of an additional $300 million of the company's common stock.

o Earned inclusion on the new NASDAQ Global Select Market, which has the highest initial listing standards of any exchange in the world based on financial and liquidity requirements.

o Announced that Compuware Changepoint was selected "Best Technology and Service Provider" by senior IT executive attendees at the Project & Portfolio Management 2006 event. Compuware Changepoint gives CIOs the information they need to make effective decisions about investments and to communicate the value that IT delivers to the business.

o Highlighted a number of recent Compuware Vantage customer successes at high-profile businesses including AutoTrader.com; Dickinson Wright, PLLC and Honigman Miller Schwartz and Cohn. Compuware Vantage--an application service management solution--helps IT organizations manage application performance from the perspective that matters most: that of the end-user.

o Announced a three-year contract for Compuware Covisint to provide messaging and integration services to Shanghai GM and hundreds of its suppliers based in Asia, North America, Europe and Latin America.


                                          -MORE-

Page 2
Compuware Announces Fiscal Year 2007 Second Quarter Results
October 26, 2006


      Initially, Covisint will establish connectivity and supply chain visibility across Shanghai GM and its supplier communities that support power-train and vehicle-assembly operations.

o Introduced the Compuware Covisint collaborative exchange for healthcare. Covisint's healthcare offering enables access to, and improved visibility of, critical healthcare information, which reduces costs and increases the quality of care. United Physicians, P.C., Michigan's largest independent physician organization, will use Compuware Covisint to establish a physician desktop portal.

o Showcased at Share East 2006 its industry-leading solutions for optimizing the value of mainframe investments. Compuware conducted a number of educational sessions at the event on achieving mainframe goals and on overcoming key business challenges facing IT organizations.

o Conducted a number of interactive webcasts and seminars for senior IT executives related to critical business issues such as Project and Portfolio Management and Business Requirements Management.

o Earned top-10 placement on the Fourth Annual Best Companies for Blacks in Technology list, sponsored by The National Black Data Processing Associates and WorkplaceDiversity.com.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern time (21:00 GMT). Interested parties calling from the United States should call 800-230-1766. For international access, the conference call number is +1-612-288-0318. A conference call replay will also be available at 800-475-6701 for United States-based callers and at 320-365-3844 for internationally based callers. The replay passcode is 840562. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations, 313-227-7345

Certain statements in this press release and announcement may constitute forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                     AS OF SEPTEMBER 30,
                                                                   -----------------------
                     ASSETS
                                                                      2006         2005
                                                                   ----------   ----------
CURRENT ASSETS:
 Cash and cash equivalents                                         $  470,095   $  550,903
 Investments                                                          242,030      304,344
 Accounts receivable, net                                             381,262      388,042
 Deferred tax asset, net                                               30,744       32,783
 Income taxes refundable, net                                          81,509       46,694
 Prepaid expenses and other current assets                             41,437       26,230
 Buildings - held for sale                                                          15,700
                                                                   ----------   ----------
      Total current assets                                          1,247,077    1,364,696
                                                                   ----------   ----------

INVESTMENTS                                                            49,446       27,274
                                                                   ----------   ----------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
 DEPRECIATION AND AMORTIZATION                                        391,239      404,575
                                                                   ----------   ----------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
 AMORTIZATION                                                          65,450       59,146
                                                                   ----------   ----------

OTHER:
 Accounts receivable                                                  195,039      226,141
 Deferred tax asset, net                                               16,051
 Goodwill                                                             334,639      318,468
 Other                                                                 35,314       34,570
                                                                   ----------   ----------
      Total other assets                                              581,043      579,179
                                                                   ----------   ----------

TOTAL ASSETS                                                       $2,334,255   $2,434,870
                                                                   ==========   ==========

       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable                                                  $   23,040   $   17,532
 Accrued expenses                                                     145,018      151,817
 Deferred revenue                                                     365,069      365,076
                                                                   ----------   ----------
     Total current liabilities                                        533,127      534,425

DEFERRED REVENUE                                                      297,298      326,123

ACCRUED EXPENSES                                                       13,200       16,080

DEFERRED TAX LIABILITY, NET                                            32,750        6,569
                                                                   ----------   ----------
    Total liabilities                                                 876,375      883,197
                                                                   ----------   ----------

SHAREHOLDERS' EQUITY:
 Common stock                                                           3,522        3,874
 Additional paid-in capital                                           720,946      756,971
 Retained earnings                                                    723,610      782,598
 Accumulated other comprehensive income                                 9,802        8,230
                                                                   ----------   ----------
     Total shareholders' equity                                     1,457,880    1,551,673
                                                                   ----------   ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $2,334,255   $2,434,870
                                                                   ==========   ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                 QUARTER ENDED       SIX MONTHS ENDED
                                                 SEPTEMBER 30,         SEPTEMBER 30,
                                              -------------------   -------------------

                                                2006       2005       2006       2005
                                              --------   --------   --------   --------
REVENUES:
 Software license fees                        $ 56,709   $ 63,589   $124,174   $131,611
 Maintenance fees                              115,132    110,901    225,449    218,275
 Professional services fees                    116,666    118,156    235,202    240,088
                                              --------   --------   --------   --------
    Total revenues                             288,507    292,646    584,825    589,974
                                              --------   --------   --------   --------

OPERATING EXPENSES:
 Cost of software license fees                   7,010      5,552     13,595     11,239
 Cost of professional services                 103,645    104,944    211,260    211,189
 Technology development and support             39,539     34,400     76,779     70,053
 Sales and marketing                            67,711     68,198    133,479    140,235
 Administrative and general                     45,156     51,299     91,384     99,528
                                              --------   --------   --------   --------
    Total operating expenses                   263,061    264,393    526,497    532,244
                                              --------   --------   --------   --------

INCOME FROM OPERATIONS                          25,446     28,253     58,328     57,730

OTHER INCOME, NET                               10,613      7,852     21,494     14,585
                                              --------   --------   --------   --------

INCOME BEFORE INCOME TAXES                      36,059     36,105     79,822     72,315

INCOME TAX PROVISION                            11,250     11,915     25,692     23,502
                                              --------   --------   --------   --------

NET INCOME                                    $ 24,809   $ 24,190   $ 54,130   $ 48,813
                                              ========   ========   ========   ========

DILUTED EPS COMPUTATION
Numerator:  Net income                        $ 24,809   $ 24,190   $ 54,130   $ 48,813
                                              --------   --------   --------   --------
Denominator:
 Weighted-average common shares outstanding    363,834    387,327    370,261    387,775
 Dilutive effect of stock options                  713      3,837        704      2,183
                                              --------   --------   --------   --------
 Total shares                                  364,547    391,164    370,965    389,958
                                              --------   --------   --------   --------
Diluted EPS                                   $   0.07   $   0.06   $   0.15   $   0.13
                                              ========   ========   ========   ========

                       COMPUWARE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (In Thousands)

                                                                                SIX MONTHS ENDED
                                                                                  SEPTEMBER 30,
                                                                             ----------------------
                                                                                2006         2005
                                                                             ---------    ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
 Net income                                                                  $  54,130    $  48,813
 Adjustments to reconcile net income to cash provided
   by operations:
   Depreciation and amortization                                                26,900       25,394
   Acquisition tax benefits                                                      2,585        3,502
   Stock option compensation                                                     4,862
   Deferred income taxes                                                         6,405       11,033
   Other                                                                          (329)       8,910
   Net change in assets and liabilities, net of effects from acquisitions:
    Accounts receivable                                                         64,142       70,402
    Prepaid expenses and other current assets                                   (4,315)      (1,592)
    Other assets                                                                   (99)        (506)
    Accounts payable and accrued expenses                                      (33,107)     (33,706)
    Deferred revenue                                                           (44,772)     (33,160)
    Income taxes                                                                (3,982)     (10,809)
                                                                             ---------    ---------
       Net cash provided by operating activities                                72,420       88,281
                                                                             ---------    ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
 Purchase of:
   Businesses, net of cash acquired                                            (20,484)     (30,917)
   Property and equipment                                                      (10,485)      (6,321)
   Capitalized software                                                         (9,475)     (10,732)
 Proceeds from sale of property                                                  3,298
 Investments:
   Proceeds                                                                    272,305      209,798
   Purchases                                                                  (266,248)    (173,676)
                                                                             ---------    ---------
       Net cash used in investing activities                                   (31,089)     (11,848)
                                                                             ---------    ---------

CASH FLOWS USED IN FINANCING ACTIVITIES:
 Net proceeds from exercise of stock options                                     1,218        8,678
 Contribution to stock purchase plans                                            2,577        4,447
 Repurchase of common stock                                                   (190,104)     (31,354)
                                                                             ---------    ---------
       Net cash used in financing activities                                  (186,309)     (18,229)
                                                                             ---------    ---------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                          3,011       (4,988)
                                                                             ---------    ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                          (141,967)      53,216

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                               612,062      497,687
                                                                             ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   $ 470,095    $ 550,903
                                                                             =========    =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                  QUARTER ENDED
                                          ------------------------------              QUARTER ENDED
                                          SEPTEMBER 30,    SEPTEMBER 30,    YR - YR      JUNE 30,      QTR - QTR
                                              2006             2005         % Change       2006        % Change
                                          -------------    -------------    --------  -------------    ---------
License Fees:
 Distributed Product License Fees
  DevPartner                                $     2,966      $     3,153      (5.9%)    $     2,938        1.0%
  QACenter and File-AID Client/Server             6,600            5,546      19.0%           5,558       18.7%
  UNIFACE and Optimal                             3,015            4,417     (31.7%)          3,290       (8.4%)
  Vantage                                        12,831           10,485      22.4%          15,488      (17.2%)
  Changepoint                                     3,243            2,325      39.5%           2,426       33.7%
                                            -----------      -----------                -----------
 Total Distributed Product License Fees          28,655           25,926      10.5%          29,700       (3.5%)
 Mainframe Product License Fees                  28,054           37,663     (25.5%)         37,765      (25.7%)
                                            -----------      -----------                -----------
Total License Fees                               56,709           63,589     (10.8%)         67,465      (15.9%)

Maintenance Fees                                115,132          110,901       3.8%         110,317        4.4%
                                            -----------      -----------                -----------
Total Products Revenue                      $   171,841      $   174,490      (1.5%)    $   177,782       (3.3%)
                                            ===========      ===========                ===========

Total Mainframe Products Revenue            $   113,941      $   122,232      (6.8%)    $   119,741       (4.8%)
Total Distributed Products Revenue          $    57,900      $    52,258      10.8%     $    58,041       (0.2%)

Total Products Revenue by Geography
  North America                             $    94,315      $    95,420      (1.2%)    $   100,426       (6.1%)
  International                             $    77,526      $    79,070      (2.0%)    $    77,356        0.2%

Product Releases
  Mainframe                                           4                4       0.0%               3       33.3%
  Distributed                                        11                8      37.5%              12       (8.3%)

Total Costs of Software Products            $   114,260      $   108,150       5.6%     $   109,593        4.3%

Deferred license fees
  Current                                   $    66,975      $    69,262      (3.3%)    $    68,525       (2.3%)
  Long-term                                 $    42,060      $    57,316     (26.6%)    $    50,557      (16.8%)

  Deferred during quarter                   $    11,475      $    14,832     (22.6%)    $    10,652        7.7%
  Recognized during quarter                 $    20,999      $    23,519     (10.7%)    $    23,056       (8.9%)

Professional Services
  Professional Services Revenue             $   116,666      $   118,156      (1.3%)    $   118,536       (1.6%)
  Contribution Margin                              11.2%            11.2%                       9.2%
  Billable Headcount                              3,502            3,713      (5.7%)          3,563       (1.7%)

Total Company Headcount                           7,582            7,565       0.2%           7,525        0.8%

Total DSO                                         118.9            119.3                      118.9
Total DSO (Billed)                                 48.0             44.1                       50.0